UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010 (April 29, 2010)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2010, State Auto Financial Corporation (the “Company”) issued a press release disclosing the Company’s results of operations for the three-month period ended March 31, 2010 (the “Release”). The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Release included a non-GAAP financial measure, net income (loss) from operations per diluted share. Net income (loss) from operations differs from GAAP net income (loss) only by the exclusion of realized capital gains (losses), net of applicable taxes, on investment activity for the periods being reported. For the three-month periods ended March 31, 2010 and 2009, GAAP net income (loss) was $0.32 per diluted share and $(0.35) per diluted share, respectively, while net income (loss) from operations was $0.27 per diluted share and $(0.18) per diluted share for these same respective periods. For the three-month periods ended March 31, 2010 and 2009, realized capital gains (losses), net of applicable taxes, increased the GAAP net income per diluted share by $.05 and increased the GAAP net loss per diluted share by $0.17.

Management uses net income (loss) from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income (loss) because net income (loss) from operations excludes the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results. Net income (loss) from operations provides a more consistent measure on which to predict future earnings of the Company.

Section 7. Regulation FD

Item 7.01.	Regulation FD Disclosure.

The Company’s management conducted a conference call on April 29, 2010, at approximately 10:00 a.m., EDT, to review the Company’s financial results for the three-month period ended March 31, 2010, and to respond to questions from interested investors and financial analysts. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by State Auto Financial Corporation on April 29, 2010, regarding results of operations for the three-month period ended March 31, 2010.

99.2	Transcript of conference call held by management of State Auto Financial Corporation on April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 3, 2010	By	/s/ JAMES A. YANO
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by State Auto Financial Corporation on April 29, 2010, regarding results of operations for the three-month period ended March 31, 2010.

99.2	Transcript of conference call held by management of State Auto Financial Corporation on April 29, 2010.